Exhibit 10.1

CONSENT AGREEMENT

THIS CONSENT AGREEMENT dated as of August 6, 2021 (this “Agreement”) is entered into among ModivCare Inc. (formerly known as The Providence Service Corporation), a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, entered into that certain Amended and Restated Credit and Guaranty Agreement dated as of August 2, 2013 (as amended by that certain First Amendment and Consent dated as of May 28, 2014, by that certain Second Amendment and Consent dated October 23, 2014, by that certain Third Amendment and Consent dated September 3, 2015, by that certain Fourth Amendment and Consent dated August 28, 2016, by that certain Fifth Amendment dated as of June 7, 2018, by that certain Sixth Amendment dated as of July 12, 2019, by that certain Seventh Amendment dated as of May 6, 2020, and by that certain Eighth Amendment dated as of October 16, 2020, the “Credit Agreement”);

WHEREAS, the Borrower has informed the Administrative Agent and the Lenders that it intends to acquire the Equity Interests of VRI Intermediate Holdings, LLC, a Delaware limited liability company (the “Target”), pursuant to the terms of that certain securities purchase agreement with the Target, VRI Ultimate Holdings, LLC, a Delaware limited liability company and Victory Health Holdings, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Borrower (the “Anticipated Acquisition”); and

WHEREAS, in connection with the Anticipated Acquisition, the Borrower or one of its Subsidiaries will issue senior unsecured notes (the “2021 Notes”), the proceeds of which shall be placed in escrow pending the consummation of the Anticipated Acquisition;

WHEREAS, the Borrower has requested that the Lenders provide the consent set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Consent. The Required Lenders hereby agree that (a) the definition of “Escrow Issuer” in Section 1.01 of the Credit Agreement shall be deemed to include any Subsidiary established for purposes of the issuance of the 2021 Notes, (b) the definition of “Escrow Notes” in Section 1.01 of the Credit Agreement shall be deemed to include the 2021 Notes, and (c) the Indebtedness under the 2021 Notes shall be deemed to be Permitted Junior Debt notwithstanding the Liens on Escrow Funds granted in favor of any Escrow Agent. The above consent shall not modify or affect the Loan Parties' obligations to comply fully with the terms of the Credit Agreement or any other duty, term, condition or covenant contained in the Credit Agreement or any other Loan Document in the future. The consent is limited solely to the specific consent identified above and nothing contained in this Agreement shall be deemed to constitute a future waiver of any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Document or under applicable law.

2.         Conditions Precedent. This Agreement shall be effective upon execution and delivery of counterparts hereof by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.

3.          Agreement on Escrow Funds. Notwithstanding anything else to the contrary in the Credit Agreement or any other Loan Document, the parties hereto agree that any assets subject to a Lien described in Section 8.01(aa) of the Credit Agreement, for so long as such assets shall be subject to such Lien, shall not constitute Collateral under the Credit Agreement or any Loan Document, and the Administrative Agent and the Secured Parties (as defined in the Security and Pledge Agreement) shall not be entitled to, and shall not have, a Lien thereon securing the Obligations.

4.          Miscellaneous.

(a) The Credit Agreement, Security Agreement and Pledge Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement is a Loan Document.

(b) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents, and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c) The Borrower and the Guarantors hereby represent and warrant as follows:

(i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii) This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

(iii) No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement other than (A) those approvals, consents, exemptions, authorizations or other actions, notices or filings, that have already been obtained, taken, given or made and are in full force and effect, (B) filings and recordings necessary to perfect and continue certain Liens on the Collateral created by the Collateral Documents and (C) recording of the transfer of registrations and applications for IP Rights upon foreclosure.

(d) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are (i) with respect to representations and warranties that contain a materiality qualification, true and correct on and as of the date hereof and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date in which case they shall be true and correct or true and correct in all material respects, as applicable, as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e) This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. This Agreement and any other Loan Document may be executed and delivered by electronic means (including electronic image, facsimile, “.pdf”, “.tif” and “.jpeg”), and thereupon such agreement, certificate or instrument shall be treated in each case and in all manner and respects and for all purposes as an original agreement, certificate or instrument and shall be considered to have the same binding legal effect as if it were an original manually-signed counterpart thereof delivered in person. No party to this Agreement or any other Loan Document shall assert the fact that electronic means were used to make or deliver a signature, or the fact that any signature, agreement, certificate or instrument was created, transmitted or communicated through the use of electronic means, as a defense to the formation, effectiveness, validity or enforceability of any such agreement, certificate or instrument.

(f) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(g) EACH PARTY HERETO AGREES AS SET FORTH IN SECTION 11.15 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

GUARANTORS:	MODIVCARE SOLUTIONS, LLC
(formerly known as Logisticare Solutions, LLC)

	By:	/s/ L. Heath Sampson
	Name:	L. Heath Sampson
	Title:	Chief Financial Officer

HEALTH TRANS, INC.

RED TOP TRANSPORTATION, INC.

RIDE PLUS, LLC

PROVADO TECHNOLOGIES, LLC

CIRCULATION, INC.

NATIONAL MEDTRANS, LLC

CALIFORNIA MEDTRANS NETWORK MSO LLC

CALIFORNIA MEDTRANS NETWORK IPA LLC

FLORIDA MEDTRANS NETWORK MSO LLC

FLORIDA MEDTRANS NETWORK LLC

METROPOLITAN MEDICAL TRANSPORTATION IPA, LLC

TRIMED, LLC

CIRCULATION, INC.

OEP AM, INC.

SOCRATES HEALTH HOLDINGS, LLC

(formerly known as Socrates LLC)

	By:	/s/ L. Heath Sampson
	Name:	L. Heath Sampson
	Title:	Treasurer

AM INTERMEDIATE HOLDCO, INC.
AM HOLDCO, INC.

	By:	/s/ David Middleton
	Name:	David Middleton
	Title:	President, Chief Executive Officer and Secretary

[Signature Page to Consent Agreement]

ALL METRO HEALTH CARE SERVICES, INC. ALL METRO HOME CARE SERVICES, INC. ALL METRO MANAGEMENT AND PAYROLL SERVICES CORPORATION ALL METRO HOME CARE SERVICES OF NEW YORK, INC. CGA HOLDCO, INC.

By:	/s/ David Middleton
Name:	David Middleton
Title:	President and Chief Executive Officer

CAREGIVERS AMERICA, LLC MULTICULTURAL HOME CARE, INC. ARSENS HOME CARE, INC. HELPING HAND HOME HEALTH CARE AGENCY, INC. A&B HOMECARE SOLUTIONS, LLC

By:	/s/ David Middleton
Name:	David Middleton
Title:	Chief Executive Officer

[Signature Page to Consent Agreement]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Linda E. C. Alto
	Name:	Linda E. C. Alto
	Title:	Senior Vice President

[Signature Page to Consent Agreement]

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

	By:	/s/ Linda E. C. Alto
	Name:	Linda E. C. Alto
	Title:	Senior Vice President

[Signature Page to Consent Agreement]

TRUIST BANK,
as a Lender

By:	/s/ James Ford
Name: James Ford
Title: Managing Director

[Signature Page to Consent Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Erik Barragan
Name:	Erik Barragan
Title:	Authorized Officer

[Signature Page to Consent Agreement]

BMO HARRIS BANK, N.A.
as a Lender

By:	/s/ Patrick Epum
Name:	Patrick Epum
Title:	Director & Team Leader

[Signature Page to Consent Agreement]

REGIONS BANK,
as a Lender

By:	/s/ Ned Spitzer
Name:	Ned Spitzer
Title:	Managing Director

[Signature Page to Consent Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Yumi Okabe
Name:	Yumi Okabe
Title:	Vice President

By:	/s/ Michael Strobel
Name:	Michael Strobel
Title:	Vice President

[Signature Page to Consent Agreement]